EXHIBIT (i)(2)

CONSENT OF COUNSEL

I consent to the incorporation by reference in this Post-Effective Amendment No. 127 to the Registration Statement of Eaton Vance Series Trust II (1933 Act File No. 002-42722) of my opinion dated October 25, 2019, which was filed as Exhibit (i) to Post-Effective Amendment No. 115.

/s/ Michael Keane
Michael Keane, Esq.

October 24, 2024

Boston, Massachusetts

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